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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                      ____________________

                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 25, 1999

                       ___________________

                         JMC GROUP, INC.
       (Exact name of registrant as specified in charter)


      DELAWARE                      0-12926              95-2627415
(State of other jurisdiction    (Commission File     (I.R.S. Employer
incorporation or organization)   Number)             Identification No.)

   9710 SCRANTON ROAD, SUITE 100, SAN DIEGO, CALIFORNIA 92121
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  619-450-0055

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Item 5.  Other Events.

     On March 25, 1999, the Company announced an agreement in principle for a business combination between JMCG and privately held Fechtor, Detwiler & Co., Inc., a registered broker-dealer headquartered in Boston, Massachusetts. The merger is subject to the execution of a definitive agreement, stockholder approval and regulatory approval, as well as completion of due diligence and receipt by the JMCG Board of Directors of a fairness opinion.

     A copy of the press release concerning this announcement is attached as an exhibit to this Report and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits.

     The Following exhibit is filed herewith:

     Exhibit 28.1   March 25, 1999 Press Release

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                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         JMC GROUP, INC.

Dated:  March 30, 1999        By:  /s/ ROBERT E. JEFFORDS
                                 ----------------------------
                                   Robert E. Jeffords
                                   Assistant Secretary



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